                                                                   EXHIBIT 10.10

                                LEASE AGREEMENT


IN CONSIDERATION OF the mutual covenants and agreements herein stated, the INSTITUTE OF GAS TECHNOLOGY, an Illinois corporation having its principal offices at 1700 South Mount Prospect Road, Des Plaines, Illinois, 60018 (hereinafter called "IGT") agrees to lease to MediChem Research Inc. an Illinois corporation with principal offices at 1700 South Mount Prospect Road, Des Plaines, Illinois, 60018 (hereinafter called "Tenant") the rooms of IGT's Building listed in Exhibit A attached hereto and made a part hereof under the following terms and conditions:

     1.  Term of Agreement
         -----------------

         The term of this Agreement shall be one (1) year beginning 12:01 a.m. October 1, 1997, and ending 12:00 midnight September 30, 1998.

     2.  Compensation
         ------------

         During the first year of this Agreement, Tenant shall pay a total rental amount of Eighty One Thousand Dollars ($81,000) for the use of rooms listed in Exhibit A, said amount to be paid monthly in advance in equal installments of Six Thousand Seven Hundred Fifty Dollars ($6,750.00) by Tenant to IGT. The above rent amount was calculated by multiplying the total room square footage from Exhibit A, by a base rental rate of $15 per square foot.

         The above rental rate includes a $2/ square foot estimated allocation for property taxes. Upon receipt by IGT of the actual tax bill for the term of the lease for the leased space, IGT will either bill the overage to tenant, or credit the amount over collected to the tenant.

         Tenant shall pay the equivalent of one months rent as a deposit. Said deposit is due and payable to IGT upon signing of the lease and will be returned upon vacating the building in satisfactory condition.

         The Tenant will not be responsible for any charge for depreciation should the building be sold.

         Tenant has option to renew lease at a fixed annual increase of 3% for either a one or three year period. Tenant will advise of execution of the option 3 months prior to termination of lease.

     3.  Late Charges and Interest on Past Due Obligations
         -------------------------------------------------

         Tenant's failure to pay rent promptly may cause IGT to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on IGT by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if IGT does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay IGT a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs IGT will incur by reason of such late payment.

         Any amount owed by Tenant to IGT which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     4.  Use of Property
         ---------------

     A. Tenant shall use property only for laboratory research consisting of chemical organic synthesis and associated business activities. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any local, State of Illinois or Federal law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of Tenants of the building, or which constitutes a nuisance or waste.

         Tenant shall promptly take all actions necessary to comply with all applicable local, State of Illinois and Federal statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     B. As used in this Lease, the term "Hazardous Material" means any flammable items, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "Hazardous wastes", "Hazardous materials" or toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, solvents, cyanide, acids, pesticides, ammonia compounds and other chemical products, and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant agrees that any Hazardous Material generated, produced, brought upon, used, stored, or treated in or about the property by Tenant, its agents, employees, contractors, subleases or invitees will be handled in a reasonable and safe manner pursuant to the laws and regulations contained in paragraph 4a above. IGT will not refuse any reasonable and accepted safe use of such hazardous chemicals. IGT shall be entitled to take into account such other factors or facts as IGT may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall IGT be required to consent to the installation or use of any storage tanks on the Property. In order to monitor the hazardous materials, IGT will have access to the MSDS declarations in held in each company. A standard statement of the use and operations of the laboratory will be posted at each laboratory entrance.

     5.  Assignment
         ----------

         Tenant shall not assign this Agreement nor permit by any act or default any transfer of Tenant's interests by operation of law, nor offer the premises or any part thereof for lease or sublease, nor permit the use thereof for any purpose other than as above mentioned, without, in each case, the written consent of IGT. This lease will inure to the benefit of the successors and assigns of both IGT and the Tenant.

     6.  Surrender of Premises
         ---------------------

         Tenant shall surrender the premises at the end of the term or upon termination of the Agreement in as good condition as reasonable and fair wear and tear use thereof will permit, with all keys thereto, and shall not make any alterations to the premises without the written consent of IGT; and all alterations which may be made by either party hereto upon the premises, except movable furniture and fixtures put in at the expense of Tenant, shall be the property of IGT, and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Agreement.

     7.  IGT Not Liable
         --------------

         IGT shall not be liable for any loss of property or defects in the building or in the premises, or any accidental damages to the personal property of Tenant in or about the building or the premises, from water, rain or snow which may leak into, issue or flow from any part of the building or premises, or from the pipes or plumbing, works of the same. In addition, IGT shall not be liable to Tenant for any damages or injury to personal property of Tenant or for bodily harm or injury to any individual arising out of Tenant's use of the premises pursuant to this Agreement.

     8.  Indemnity
         ---------

         Tenant shall indemnify IGT against and hold IGT harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant;
         (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend IGT against any such cost, claim or liability at Tenant's expense with counsel reasonable acceptable to IGT or, at IGT's election, Tenant shall reimburse IGT for any legal fees or costs incurred by IGT in connection with any such claim. As a material part of the consideration to IGT, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against IGT, except for any claim arising out of IGT's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

     9.  Signs and Auctions
         ------------------

         Tenant shall not place any signs on the Property without IGT's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property, Adequate and agreeable signage shall be provided by IGT at the entrance to the site, the entrance to the building and in the interior of the building such that the location of the Tenant space can be easily determined. The nature and consistency of the signage will be determined jointly by IGT and the Tenant.

     10. Services to be Provided by IGT
         ------------------------------

         IGT shall provide the following services to Tenant at no additional expense to Tenant:

         (1) Heat and air conditioning equal to that provided to the remainder of IGT's building. Excessive usage beyond normal laboratory usage will be billed to Tenant.

         (2) Electricity equal to that provided to the rest of IGT's building. Excessive usage beyond normal laboratory usage will be billed to Tenant.

         (3)  Janitorial service.

         (4)  Water and sewer connections.

         (5) natural gas, and compressed air distributed to existing outlet in the laboratories.

         (6) uncharged access to lunch room facilities and parking spaces for employees and visitors.

         (7)  24 hour access to the laboratories



     11. Landlord's Remedies
         -------------------

     If, within five (5) days after notice from IGT, default be made in the payment of any installment of rent or any other monies due hereunder, IGT may terminate this Agreement. Upon such termination, IGT may re-enter the premises and remove all persons, fixtures and chattels therefrom. Upon such repossession of the premises, IGT shall attempt to relet the premises (or so much thereof as IGT shall not require for its own purposes) for such rent and for such terms as shall be satisfactory to IGT (including the right to relet the premises for a term greater or lesser than remaining under this

     Agreement and the right to change the character or use made of the premises). For the purposes of such reletting, IGT may decorate and make any repairs, changes, alterations or additions in or to the premises that may be necessary to accomplish such reletting. Tenant shall also pay to IGT, as liquidated damages and not as a penalty, (i) if IGT fails to relet the premises, the present value of the rent which Tenant would have paid for the remainder of the term or (ii) if IGT relets the premises, the present value of the amount by which the rent which Tenant would have paid for the remainder of the term exceeds the rent to be received from such reletting during such period. The discount rate used to determine such present value shall be the current six (6) month treasury bill rate.

     12.  Telephone Service
          -----------------

          Tenant shall have the right to install telephone equipment at its expense and shall have access to other parts of IGT's building for such purpose.

     13.  Building Security
          -----------------

          Tenant shall require all of its employees and guests to obey the security regulations of IGT. IGT shall give copies of such regulations and changes in such regulations to Tenant for distribution to its employees. IGT security and reception personnel shall admit Tenant employees and guests to the premises and shall provide identification cards for such employees and guests.

     14.  Insurance
          ---------

          During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name IGT as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of IGT's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph shall (i) be primary and noncontributing; (ii) contain cross-liability endorsements; and (iii) insure IGT against Tenant's performance under Section 8, if the matters giving rise to the indemnity under Section 8 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. IGT may also obtain comprehensive public liability insurance in an amount and with coverage determined by IGT insuring IGT against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by IGT shall not be contributory and shall not provide primary insurance. Prior to occupancy, Tenant shall provide a certificate of insurance to IGT demonstrating the existence of the above referenced coverage.

     15.  IGT's Access
          ------------

          IGT or its agents may enter the Property at all reasonable times during normal business hours to show the Property to potential buyers, investors or Tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose IGT deems necessary. IGT shall give Tenant prior notice of such entry two business days in advance, except in the case of an emergency. IGT may place customary "For Sale" or "For Lease" signs on the property.

     16.  Adjudication
          ------------

          This lease will be govern by the laws of the State of Illinois and any adjudication will be in the Courts of the State of Illinois.

     17.  Employment
          ----------

          Tenant, its owners and officers, or any company owned or controlled by any of the aforementioned will not employ, offer compensation to, or contract to provide future compensation to any IGT employee or former IGT employee for a period of two years from the date of termination of employment with IGT without the prior written approval of the President of IGT.


IN WITNESS WHEREOF, the parties hereto have caused their hands and seals to be affixed to the aforegoing instrument on the date first written above.



INSTITUTE OF GAS TECHNOLOGY                MEDICHEM RESEARCH INC.

By:___________________________________     By:_________________________________

Name:_________________________________     Name:_______________________________

Title:________________________________     Title:______________________________

Date:_________________________________     Date:_______________________________

                                   EXHIBIT A


     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number which may or may not represent actual square footage.

Room No.                  Estm. Square Footage
-------                   --------------------

607-613                   5,400

                            SECRETARY'S CERTIFICATE


INSERT FORMS 1 THRU 6 HERE

                         Lease Guaranty PAGES 1 THRU 3


INSERT FORMS 1 THRU 3 HERE

             PREPAYMENT RIDER TO EQUIPMENT LEASE DATED _____, 1996
                  BETWEEN MEDICHEM RESEARCH, INC., AS LESSEE
            AND THE CIT GROUP/EQUIPMENT FINANCING, INC., AS LESSOR

1) Lessee shall have the right to prepay the amount due under the Equipment Lease, (Lease) in whole but not in part, at any time during the term of the Lease, provided that Lessee gives Lessor at least 30 days prior written notice of its intention to prepay and in addition to the payment of all principal, accrued interest, late charges and other amounts due under the Lease, Lessor pays a prepayment fee equal to:

     a) There shall be no prepayment penalty if such prepayment occurs during the first year

     b) Four percent (4%) of the amount prepaid if such prepayment occurs during the second year

     c) Three percent (3%) of the amount prepaid if such prepayment occurs during the third year

     d) Two percent (2%) of the amount prepaid if such prepayment occurs during the fourth year

     e) One percent (1%) of the amount prepaid if such prepayment occurs during the fifth year

2) Each year shall mean a period of twelve (12) consecutive months. The first year shall commence September ____, 1996. Subsequent years shall run consecutively, each commencing on the anniversary of the first year.

3) In the event of prepayment, the method used to calculate the unpaid balance will be used based on a Simple Interest Method,

Lessee:  MEDICHEM RESEARCH, INC.         Lessor: THE CIT GROUP/EQUIP. FIN., INC.


By: __________________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                     Delivery and Installation Certificate


INSERT A FORM HERE

                                  EXHIBIT A1-1

     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number which may or may not represent actual square footage.


          Room No.                     Estm. Square Footage
          --------                     --------------------

          607-613                             5,400

          622                                   485

                                                                   July 21, 1998

Ms. Nancy A. Tryrrell
Director of Business Development
MediChem Research, Inc.
12305 S. New Avenue
Lemont, IL  60439

Subject: Amendment No. 1 to Lease Agreement between MediChem Research Inc. and Institute of Gas Technology

Dear Nancy:


     Thank you for renewing your lease for another year. Enclosed please find your fully executed copy of the subject amendment.

     If MediChem has any further needs or we can be of any assistance to you, please do not hesitate to contact us.

                                             Sincerely,



                                             Harriet V. Heidelmeier
                                             Legal Services
                                             847/768-0800

Enclosures

                                                               December 18, 1998


Ms. Katie Verzal
Des Plaines Laboratory Manager
MediChem Research, Inc.
12305 So. New Avenue
Lemont, IL  60439

Subject: Amendment No. 2 to Lease Agreement Between MediChem Research Inc. and Institute of Gas Technology

Dear Ms. Verzal:

     The subject Amendment has been prepared in response to your request to expand MediChem's laboratory space. If MediChem is in agreement with the terms of this Amendment please have the enclosed copies signed on their behalf by a duly authorized individual and return two (2) copies to my attention. Upon receipt they will be signed on behalf of the Institute of Gas Technology and one
(1) fully executed copy will be returned to you.

     If you have any questions or concerns relating to this correspondence please do not hesitate to contact us.

                                            Sincerely,


                                            Harriet V. Heldelrneier
                                            Legal Services
                                            847/768-0800

Enclosures

cc:  J. Meek
     D. Gornick

December 21, 1998

Ms. Harriet V. Heidelmeier
Legal Services
Institute of Gas Technology
1700 S. Mount Prospect Road
Des Plaines, IL  60018

Dear Ms. Heidelmeier:

     Please find enclosed two copies of the executed lease agreement between MediChem Research, Inc. and IGT. Please return one signed copy to my attention at our Lemont facility. Thank you for your cooperation, and we looking forward to working with you in the future.

Sincerely,



John Flavin
Vice President of Contractual Operations

                               AMENDMENT NO. 2
                          TO LEASE AGREEMENT BETWEEN
                            MEDICHEM RESEARCH INC.
                                     AND
                          INSTITUTE OF GAS TECHNOLOGY

     THIS AMENDMENT made and entered into on the date of final execution hereof, by and between INSTITUTE OF GAS TECHNOLOGY, an Illinois not-for-profit corporation with principal offices at 1700 South Mount Prospect Road, Des Plaines, Illinois 60018, (hereinafter called "IGT") and MEDICHEM RESEARCH INC., an Illinois corporation, having its principal place of business at, 1700 South Mount Prospect Road, Des Plaines, Illinois 60018 (hereinafter called "Tenant").

     WHEREAS Tenant and IGT have entered into a Lease dated September 16, 1997, for the lease of IGT premises to Tenant; and,

     WHEREAS, IGT and Tenant (hereinafter collectively called "the parties") hereto desire to add Lab 636 to the space being leased by Tenant, and

     WHEREAS, IGT agrees to renovate Lab 636 in stages and allow Tenant to phase in use of the area as each space becomes available, and

     WHEREAS, IGT will have approximately one-third of Lab 636 renovated and available for occupancy by January 1, 1999 and the remainder available by February 1, 1999,

     NOW THEREFORE, in consideration of the premises and Mutual promises herein contained, the parties hereto agree as follows:

ARTICLE 2. Compensation, add the following paragraphs:
           ------------

     For the remainder of the term of this Lease (January 1, 1999 through September 30, 1999), Tenant shall pay a total rental amount of One Hundred Forty-Three Thousand Seven Hundred Seventy-Five Dollars ($143,775) for the use of rooms listed in the attached Exhibit A2- 1, which attachment is hereby herein incorporated and made a part hereof. The rental amount is to be paid monthly in advance as follows:

     January 1, 1999 through January 30, 1999 - Tenant shall pay the current
     ----------------------------------------
     rental rate of Seven Thousand Five Hundred Seventy-Seven Dollars ($7,577) in addition to Two Thousand Four Hundred Thirty-Eight Dollars ($2,438) for one-third of Lab 636 and rooms 637-640, for a total of Ten Thousand Fifteen Dollars ($10,015).

     February 1, 1999 through September 30, 1999 - Tenant shall pay Seven
     -------------------------------------------
     Thousand Five Hundred Seventy-Seven Dollars ($7,577) per month plus Nine Thousand One Hundred Forty-Three Dollars ($9,143) for rental of Lab 636 and rooms 637-645, for a total of Sixteen Thousand Seven Hundred Twenty Dollars ($16,720).

The above rental amount was calculated by multiplying the occupied square footage of Lab 636 and rooms 637-645 by a base rental rate of $13 per square foot and adding it to the rental rate for the space covered under Amendment No.1.

     Upon renewal of this Agreement the base rental rate of $13 per square foot will apply to all space listed in Exhibit A2-1 for the period October 1, 1999 through September 30, 2000. Tenant has option to renew lease for either a one or three year period at a fixed annual increase of 3%, excluding year one. Tenant will advise of execution of the option 3 months prior to termination of lease.

     Except as provided herein, all other terms and conditions of this agreement as heretofore changed remain in full force and effect.


                                    AGREED:


INSTITUTE OF GAS TECHNOLOGY                MEDICHEM RESEARCH INC.

By: _______________________________        By: _________________________________

Name: _____________________________        Name: _______________________________

Title: ____________________________        Title: ______________________________

Date: _____________________________        Date: _______________________________

                                 EXHIBIT A2-1

     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number, which may or may not represent actual square footage.


--------------------------------------------------------------------------------
           Room No.               Estm. Sq. Footage          Rental Rate, $
           --------               -----------------          --------------
--------------------------------------------------------------------------------
           607-613                    5,400                      15.45
--------------------------------------------------------------------------------
             622                        485                      15.45
--------------------------------------------------------------------------------
Beginning January 1, 1999-

    637-645 and (A) of Lab 636        2,250                      13.00
--------------------------------------------------------------------------------
Beginning February 1, 1999-

    Remaining (B) of Lab 636          6,190                      13.00
--------------------------------------------------------------------------------

                                                               February 17, 1999

Mr. John L. Flavin
Vice President of Contractual Operations
MediChem Research, Inc.
12305 So. New Avenue
Lemont, IL  60439

Subject:   Amendment No. 3 to Lease Agreement Between
           MediChem Research Inc. and Institute of Gas Technology

Dear Mr. Flavin:

     The subject Amendment has been prepared in response to your request to expand MediChem's laboratory space to include Room 629. If MediChem is in agreement with the terms of this Amendment please have the enclosed copies signed on their behalf by a duly authorized individual and return two (2) copies to my attention. Upon receipt they will be signed on behalf of the Institute of Gas Technology and one (1) fully executed copy will be returned to you.

     If you have any questions or concerns relating to this correspondence please do not hesitate to contact us.


                                            Sincerely,



                                            Harriet V. Heidelmeier
                                            Legal Services
                                            847/768-0800

Enclosures

cc:   J. Meek (w/e)
      D. Gornick (w/e)

                                AMENDMENT NO. 3
                           TO LEASE AGREEMENT BETWEEN
                             MEDICHEM RESEARCH INC.
                                      AND
                          INSTITUTE OF GAS TECHNOLOGY

     THIS AMENDMENT made and entered into on the date of final execution hereof, by and between INSTITUTE OF GAS TECHNOLOGY, an Illinois not-for-profit corporation with principal offices at 1700 South Mount Prospect Road, Des Plaines, Illinois 60018, (hereinafter called "IGT") and MEDICHEM RESEARCH INC., an Illinois corporation, having its principal place of business at, 1700 South Mount Prospect Road, Des Plaines, Illinois 60018 (hereinafter called "Tenant").

     WHEREAS Tenant and IGT have entered into a Lease dated September 16, 1997, for the lease of IGT premises to Tenant; and,

     WHEREAS, IGT and Tenant (hereinafter collectively called "the parties") hereto desire to add Room 629 to the space being leased by Tenant;

     NOW THEREFORE, in consideration of the premises and mutual promises herein contained, the parties hereto agree as follows:

ARTICLE 2.  Compensation, add the following paragraphs:
            ------------

     For the remainder of the term of this Lease (March 1, 1999 through September 30, 1999), Tenant shall pay a total rental amount of One Hundred Twenty-Two Thousand Four Hundred Twenty-Three Dollars ($122,423) for the use of rooms listed in the attached Exhibit A3-1, which attachment is hereby incorporated herein and made part hereof. The rental amount is to be paid monthly in advance in equal installments of Seventeen Thousand Four Hundred Eighty-Nine Dollars ($17,489) by Tenant to IGT.

The above rental amount was calculated by multiplying the occupied square footage of Room 629 by a base rental rate of $13 per square foot and adding it to the rental rate for the space covered under Amendment No. 2.

     Except as provided herein, all other terms and conditions of this agreement as heretofore changed remain in full force and effect.


                                    AGREED:


INSTITUTE OF GAS TECHNOLOGY                  MEDICHEM RESEARCH INC.

By:______________________________            By:________________________________

Name:____________________________            Name:______________________________

Title:___________________________           Title:______________________________

Date:____________________________           Date: ______________________________

                                  EXHIBIT A3-1


     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number, which may or may not represent actual square footage.


---------------------------------------------------------------------------
       Room No.                Estm. Sq. Footage         Rental Rate, $
       --------                -----------------         --------------
---------------------------------------------------------------------------
        607-613                     5,400                   15.45
---------------------------------------------------------------------------
          622                        485                    15.45
---------------------------------------------------------------------------
Beginning January 1, 1999-

 637-645 and (A) of Lab 636         2,250                   13.00
---------------------------------------------------------------------------
Beginning February 16, 1999-

 Remaining  of Lab 636              6,190                   13.00
---------------------------------------------------------------------------
Beginning March 1, 1999-

 629                                 710                    13.00
---------------------------------------------------------------------------

                                                                October 14, 1999



Mr. John L. Flavin
Vice President of Contractual Operations
MediChem Research, Inc.
12305 So. New Avenue
Lemont, IL  60439

Subject:  Amendment No. 4 to Lease Agreement Between
          MediChem Research Inc. and Institute of Gas Technology

Dear Mr. Flavin:

     Enclosed find one fully executed copy of the subject amendment, which has been hand corrected, per MediChem's request, to reflect a reduction in the term of the Agreement.

     If you have any questions or concerns relating to this correspondence please do not hesitate to contact us.

                                          Sincerely,


                                          Harriet V. Heidelmeier
                                          Legal Services
                                          847/768-0800


Enclosures

cc: J. Meek (w/e)
    D. Gornick (w/e)

                                AMENDMENT NO. 4
                           TO LEASE AGREEMENT BETWEEN
                             MEDICHEM RESEARCH INC.
                                      AND
                          INSTITUTE OF GAS TECHNOLOGY

     THIS AMENDMENT made and entered into on the date of final execution hereof, by and between INSTITUTE OF GAS TECHNOLOGY, an Illinois not-for-profit corporation with principal offices at 1700 South Mount Prospect Road, Des Plaines, Illinois 60018, (hereinafter called "IGT") and MEDICHEM RESEARCH INC., an Illinois corporation, having its principal place of business at 1700 South Mount Prospect Road, Des Plaines, Illinois 60018 (hereinafter called "Tenant").

     WHEREAS Tenant and IGT have entered into a Lease dated September 16, 1997, for the lease of IGT premises to Tenant; and,

     WHEREAS, IGT and Tenant (hereinafter collectively called "the parties") hereto desire to extend the term of this agreement,

     NOW THEREFORE, in consideration of the premises and mutual promises herein contained, the parties hereto agree as follows:

ARTICLE 1. Term of Agreement, delete paragraph one in its entirety and replace
           -----------------
with the following:

     The term of this Agreement shall be three (3) years beginning 12:01 a.m. October 1, 1997, and ending 12:00 midnight September 30, 2000.

ARTICLE 2.  Compensation, add the following paragraphs:
            ------------

     During the third year of this Agreement, October 1, 1999 through September 30, 2000, Tenant shall pay a total rental amount of Two Hundred One Thousand Seven Hundred Eighty-Seven and 30/100 Dollars ($201,787.30) for the use of rooms listed in the attached Exhibit A4-1, which attachment is hereby incorporated herein and made part hereof. The rental amount is to be paid monthly in advance in equal installments of Sixteen Thousand Eight Hundred Fifteen and 60/100 Dollars ($16,815.60) by Tenant to IGT. The above rental amount was calculated by multiplying the total room square footage from Exhibit A4-1, by a base rental rate of $13 per square foot, and adding three percent (3%) annual escalation.

     Except as provided herein, all other terms and conditions of this agreement as heretofore changed remain in full force and effect.

                                    AGREED:


INSTITUTE OF GAS TECHNOLOGY                   MEDICHEM RESEARCH INC.

By:______________________________             By:_______________________________

Name:____________________________             Name:_____________________________

Title:___________________________             Title:____________________________

Date:____________________________             Date:_____________________________

                                  EXHIBIT A4-1


     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number, which may or may not represent actual square footage.


-------------------------------------------------------------------------------
         Room No.                                  Estm. Square Footage
         --------                                  --------------------
--------------------------------------------------------------------------------
          607-613                                        5,400

--------------------------------------------------------------------------------
            622                                           520

--------------------------------------------------------------------------------
            629                                           710

--------------------------------------------------------------------------------
          636-645                                        8,440

--------------------------------------------------------------------------------

                                                                 January 7, 2000


Mr. John L. Flavin
Vice President of Contractual Operations
MediChem Research Inc.
12305 So. New Avenue
Lemont, IL 60436

Subject: Amendment No. 5 to Lease Agreement Between
         MediChem Research Inc. and Institute of Gas Technology

Dear Mr. Flavin:

     Enclosed please find three copies of the subject Amendment. If MediChem is in agreement with the terms of this Amendment please have the enclosed copies signed on their behalf by a duly authorized individual and return two (2) copies to my attention. Upon receipt they will be signed on behalf of the Institute of Gas Technology and one (1) fully executed copy will be returned to you.

     If you have any questions or concerns relating to this correspondence please do not hesitate to contact us.


                                  Sincerely,


                                  Harriet V. Heidelmeier
                                  Legal Services
                                  847/768-0800


Enclosures

cc: J. Meek (w/e)
    D. Gornick (w/e)

                                  EXHIBIT A5-1

     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number, which may or may not represent actual square footage.



             Room No.                               Estm. Square Footage
             --------                               --------------------
-------------------------------------------------------------------------------
             607-613                                      5,400
-------------------------------------------------------------------------------
               622                                         710
-------------------------------------------------------------------------------
               629                                        8,440
-------------------------------------------------------------------------------
             636-645                                      8,440
-------------------------------------------------------------------------------
               548                                         161
-------------------------------------------------------------------------------

                                                                January 28, 2000



Mr. Patrick W. Flavin
Manager of Legal Affairs
MediChem Research, Inc.
12305 So. New Avenue
Lemont, IL  60439

Subject: Amendment No. 5 to Lease Agreement Between
         MediChem Research Inc. and Institute of Gas Technology

Dear Mr. Flavin

     Enclosed for your records please find one fully executed copy of the subject amendment.

     If you have any questions or concerns relating to this correspondence or if we can be of any further assistance to you, please do not hesitate to contact us.


                                   Sincerely,


                                   Harriet V. Heidelmeier
                                   Legal Services
                                   847/768-0800


Enclosures

cc: J. Meek (w/e)
    D. Gornick (w/e)

                                AMENDMENT NO. 5
                           TO LEASE AGREEMENT BETWEEN
                             MEDICHEM RESEARCH INC.
                                      AND
                          INSTITUTE OF GAS TECHNOLOGY

     THIS AMENDMENT made and entered into on the date of final execution hereof, by and between INSTITUTE OF GAS TECHNOLOGY, an Illinois not-for-profit corporation with principal offices at 1700 South Mount Prospect Road, Des Plaines, Illinois 60018, (hereinafter called "IGT") and MEDICHEM RESEARCH INC., an Illinois corporation, having its principal place of business at 1700 South Mount Prospect Road, Des Plaines, Illinois 60018 (hereinafter called "Tenant").

     WHEREAS Tenant and IGT have entered into a Lease dated September 16, 1997, for the lease of IGT premises to Tenant; and,

     WHEREAS, IGT and Tenant (hereinafter collectively called "the parties") hereto desire to add Room 548 to the space being leased by Tenant,

     NOW THEREFORE, in consideration of the premises and mutual promises herein contained, the parties hereto agree as follows:

ARTICLE 2.  Compensation, add the following paragraphs:
            ------------

     In addition to Tenant's monthly rental amount of Sixteen Thousand Eight Hundred Fifteen and 60/100 Dollars ($16,815.60) Tenant shall pay $179.65 per month for the use of Room 548, for a total monthly rental amount of Sixteen Thousand Nine Hundred Ninety-Five and 25/100 Dollars ($16,995.25). Tenant shall take occupancy of Room 548 on January 10, 2000. The prorated additional rent for the month of January is $127.49. Commencing with the February payment the amount is to be paid monthly in advance in equal installments of Sixteen Thousand Nine Hundred Ninety-Five and 25/100 Dollars ($16,995.25) by Tenant to IGT. The above rent amount was calculated by multiplying the total room square footage from Exhibit A5-1, by a base rental rate of Thirteen and 39/100 Dollars ($13.39) per square foot.

     Except as provided herein, all other terms and conditions of this agreement as heretofore changed remain in full force and effect.


                                    AGREED:



INSTITUTE OF GAS TECHNOLOGY                 MEDICHEM RESEARCH INC.

By:_____________________________            By:________________________________

Name:___________________________            Name:______________________________

Title:__________________________            Title:_____________________________

Date:___________________________            Date:______________________________

                                  EXHIBIT A5-1

     IGT agrees to lease to Tenant the following premises located at Institute of Gas Technology, 1700 South Mt. Prospect Road, Des Plaines, Illinois. Both IGT and Tenant agree that the actual area to be used by Tenant is difficult to measure, and that the estimated square footage below is a negotiated number, which may or may not represent actual square footage.


--------------------------------------------------------------------------------
          Room No.                                  Estm. Square Footage
          --------
--------------------------------------------------------------------------------
           607-613                                          5,400
--------------------------------------------------------------------------------
             622                                             520
--------------------------------------------------------------------------------
             629                                             710
--------------------------------------------------------------------------------
           636-645                                          8,440
--------------------------------------------------------------------------------
             548                                             161
--------------------------------------------------------------------------------